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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     SEPTEMBER 29, 2000
                                                -------------------------------



                               HOLLYWOOD.COM, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




FLORIDA                                 0-22908                65-0385686
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
OF INCORPORATION)                                          IDENTIFICATION NO.)



2255 GLADES ROAD, SUITE 237 WEST, BOCA RATON, FLORIDA           33431
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (561) 998-8000
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS.

As of September 29, 2000, the Company entered into definitive agreements to issue a total of 733,696 shares of the Company's common stock, $0.01 par value, to investors for an aggregate purchase price of $4,250,000 in cash. The investors that participated in the financing, the number of shares purchased and the price per share and total purchase price are as follows:

           Investor             Number of Shares   Per Share Price/ Total Price
           --------             ----------------   ----------------------------

US Trust Company of New York        402,087            $5.75/ $2,312,000
Mitchell Rubenstein                 125,001            $6.00/$750,006
Granite Capital, LP                 86,956             $5.75/$500,000
Paul Kagan                          86,956             $5.75/$500,000
Fred B. Tarter                      26,087             $5.75/$150,000
Joseph Stein, Jr.                   6,609              $5.75/$38,000

         Mitchell Rubenstein is the Chairman and Chief Executive Officer of the Company. The transaction was structured as a private placement to accredited investors and the Company has agreed to register the shares for resale by the investors. The financing was structured as a PIPEs transaction and thus most of the investors will fund the purchase price for the shares when the Securities and Exchange Commission declares a registration statement registering the shares for resale by the investors effective.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

1. Purchase Agreement effective as of September 29, 2000 among Hollywood.com, Inc. and the Purchasers named therein.
2.       Press Release dated as of October 5, 2000.

                                  EXHIBIT INDEX
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     Exhibit Number                  Description
     --------------                  -----------

         10.1 Purchase Agreement effective as of September 29, 2000 among Hollywood.com, Inc. and the Purchasers named therein.


         99.1     Press Release dated October 5, 2000

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOLLYWOOD.COM, INC.


                                    By:  /s/ W. Robert Shearer
                                       --------------------------------------
                                         W. Robert Shearer
                                         Senior Vice President
                                         And General Counsel



Date:  October 4, 2000